SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2003

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other jurisdiction of in Company)	(Commission File Number)	(IRS Employer Identification No.)

WEST 80 CENTURY ROAD

PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable

(Former name or former address, if changed since last report)

Items 1, 2, 3, 4, 5, 6, and 8.Not Applicable.
Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
Exhibit Index
TEXT OF POWER POINT SLIDES

Items 1, 2, 3, 4, 5, 6, and 8.Not Applicable.

Item 7. Financial Statements and Exhibits.

     No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description

99.1	Text of the Power Point slides used during the “State of the Company” report issued to stockholders of Hudson City Bancorp, Inc. at its Annual Meeting of Stockholders on May 2, 2003.

Item 9. Regulation FD Disclosure.

     On May 2, 2003, Hudson City Bancorp, Inc. (the “Company”), held its Annual Meeting of Stockholders. At the Annual Meeting of Stockholders, a financial presentation regarding the state of the Company was provided. The text of the Power Point slides used during this presentation is attached as Exhibit 99.1.

     The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.

By:	/s/ Ronald E. Hermance, Jr.

Ronald E. Hermance, Jr.
President and Chief Executive Officer

Dated: May 6, 2003

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Exhibit Index

Exhibit No.	Description

99.1	Text of the Power Point slides used during the “State of the Company” report issued to stockholders of Hudson City Bancorp, Inc. at its Annual Meeting of Stockholders on May 2, 2003.

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